Exhibit 10.4

                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (as amended, restated or otherwise modified from time to time, the "Security Agreement") is entered into as of January 28, 2005, by and among National Lampoon, Inc., a Delaware corporation, National Lampoon Networks, Inc., a Delaware corporation and National Lampoon Tours, Inc., a California corporation, (collectively "Grantors"), and N. Williams family Investment, L.P. (together with any successor, or assign, "Secured Party").

                              W I T N E S S E T H:

         WHEREAS, simultaneously herewith, Secured Party and Grantors are entering into that Secured Promissory Note dated as of January 28, 2005 (as amended, restated, supplemented or otherwise modified, the "Secured Promissory Note").

         WHEREAS, the Secured Party has required the Grantors to execute and deliver this Security Agreement and grant to Secured Party a perfected first priority continuing Lien in the Collateral (as hereinafter defined) in order to secure the prompt and complete payment, observance and performance of all of the Obligations (as hereinafter defined), and as a condition precedent to the making of any loans, advances and any other financial accommodations by the Secured Party.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Defined Terms. All capitalized terms used but not otherwise defined herein have the meanings given to them in Annex A attached hereto. All other terms contained in this Security Agreement, unless the context indicates otherwise, have the meanings provided for by the Code to the extent the same are used or defined therein.

         2. Grant of Lien.

                  (a) To secure the prompt and complete payment, performance and observance of all of the Obligations, Grantors hereby grant, assign, convey, mortgage, pledge, hypothecate and transfer to Secured Party a Lien upon all of Grantors' right, title and interest in, to and under all personal property and other assets, whether now owned by or owing to, or hereafter acquired by or arising in favor of Grantors (including under any trade names, styles or derivations thereof), and whether owned or consigned by or to, or leased from or to, Grantors, and regardless of where located (all of which being hereinafter collectively referred to as the "Collateral"), including:

                           (i) all Accounts;

                           (ii) all Chattel Paper;

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                           (iii) all Documents;

                           (iv) all General Intangibles (including all Products,
Contracts, Intellectual Property, and payment intangibles);

                           (v) all Goods (including Inventory, Equipment and
Fixtures);

                           (vi) all Instruments;

                           (vii) all Investment Property;

                           (viii) all Deposit Accounts and all other bank
accounts and all deposits therein;

                           (ix) all money, cash or cash equivalents of Grantors;

                           (x) all Supporting Obligations and Letter-of-Credit
Rights of Grantors; and

                           (xi) to the extent not otherwise included, all
Proceeds, tort claims insurance claims and other rights to payments not otherwise included in the foregoing and products of the foregoing and all accessions to, substitutions and replacements for, and rents and profits of, each of the foregoing.

                  (b) In addition, to secure the prompt and complete payment, performance and observance of the Obligations and in order to induce Secured Party as aforesaid, Grantors hereby grant to Secured Party a right of set-off against the property of Grantors held by Secured Party, consisting of property described above in Section 2(a) now or hereafter in the possession or custody of or in transit to Secured Party, for any purpose, including safekeeping, collection or pledge, for the account of Grantors, or as to which Grantors may have any right or power.

         3. Secured Party's Rights, Limitations on Secured Party's Obligations.

                  (a) It is expressly agreed by Grantors that, anything herein to the contrary notwithstanding, Grantors shall remain liable under each of their Contracts and each of their Licenses to observe and perform all the conditions and obligations to be observed and performed by them thereunder. Secured Party shall not have any obligation or liability under any Contract or License by reason of or arising out of this Security Agreement or the granting herein of a Lien thereon or the receipt by Secured Party of any payment relating to any Contract or License pursuant hereto. Secured Party shall not be required or obligated in any manner to perform or fulfill any of the obligations of Grantors under or pursuant to any Contract or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or License, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.


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                  (b) Secured Party may at any time after an Event of Default involving nonpayment of money owed to Secured Party by the Grantors has occurred and be continuing, without prior notice to Grantors, notify Account Debtors and other Persons obligated on the Collateral that Secured Party has a security interest therein, and that payments shall be made directly to Secured Party. Upon the request of Secured Party, Grantors shall so notify Account Debtors and other Persons obligated on Collateral. Once any such notice has been given to any Account Debtor or other Person obligated on the Collateral, Grantors shall not give any contrary instructions to such Account Debtor or other Person without Secured Party's prior written consent.

                  (c) Secured Party may at any time after an Event of Default has occurred and be continuing, in Secured Party's own name, in the name of a nominee of Secured Party or in the name of Grantors communicate (by mail, telephone, facsimile or otherwise) with Account Debtors, parties to Contracts and obligors in respect of Instruments to verify with such Persons, to Secured Party's satisfaction, the existence, amount, terms of, and any other matter relating to, any Product, Accounts, General Intangibles (including all Products, Contracts, Intellectual Property, and payment intangibles), Instruments or Chattel Paper.

         4. Representations and Warranties. Grantors represent and warrant that:

                  (a) Grantors have rights in and the power to transfer each item of the Collateral upon which they purport to grant a Lien hereunder free and clear of any and all Liens other than Permitted Encumbrances.

                  (b) No effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed (i) by Grantors in favor of Secured Party pursuant to this Security Agreement, and (ii) in connection with any other Permitted Encumbrances.

                  (c) This Security Agreement is effective to create a valid and continuing Lien on and, upon the filing of the appropriate financing statements listed on Schedule I hereto, a perfected Lien in favor of Secured Party on the Collateral with respect to which a Lien may be perfected by filing pursuant to the Code. Such Lien is prior to all other Liens, except Permitted Encumbrances that would be prior to Liens in favor of Secured Party as a matter of law, and upon recordation will be enforceable as such as against any and all creditors of and purchasers from Grantors (other than purchasers and lessees of Inventory in the ordinary course of business). All action by Grantors necessary or desirable to protect and perfect such Lien on each item of the Collateral has been duly taken.

                  (d) Schedule II hereto lists all Instruments, Letter-of-Credit Rights and Chattel Paper of Grantor. All action by Grantors necessary or desirable to protect and perfect the Lien of Secured Party on each item set forth on Schedule II (including the delivery of all originals thereof to Secured Party and the legending of all Chattel Paper as required by Section 5(b) hereof) has been duly taken. The Lien of Secured Party on the Collateral listed on
Schedule II hereto is prior to all other Liens, except Permitted Encumbrances that would be prior to the Liens in favor of Secured Party as a matter of law,


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

and is enforceable as such against any and all creditors of and purchasers from Grantors.

                  (e) Grantors' names as they appear in official filings in the state(s) of their incorporation, the types of entities of Grantors, organizational identification numbers issued by Grantors' state(s) of incorporation or statement(s) that no such number has been issued, Grantors' state(s) of incorporation, the location(s) of Grantors' chief executive office(s), principal place(s) of business, offices, all warehouses and premises where Collateral is stored or located, and the locations of their books and records concerning the Collateral are set forth on Schedule III hereto.

                  (f) With respect to any Inventory of Grantors, (i) no Inventory is now, or shall at any time or times hereafter be stored at any location other than as set forth on Schedule III hereto without Secured Party's prior consent, and if Secured Party gives such consent, Grantors will concurrently therewith obtain bailee, landlord or mortgagee agreements, in each case, satisfactory to Secured Party in its sole discretion, (ii) Grantors have good, indefeasible and merchantable title to such Inventory and such Inventory is not subject to any Lien or security interest or document whatsoever except for the Lien granted to Secured Party and except for Permitted Encumbrances,
(iii) such Inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties which would require any consent of any third party upon sale or disposition of that Inventory or the payment of any monies to any third party as a precondition of such sale or other disposition, and (iv) the completion of manufacture, sale or other disposition of such Inventory by Secured Party following an Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any contract or agreement to which Grantors are parties or to which such property is subject.

                  (g) Upon the filing of a UCC financing statement and the Notice of Security Interest in Patents and Trademarks and the Notice of Security Interest in Copyrights with the United State Patent and Trademark Office and the United States Copyright Office, as applicable, the Liens granted hereunder with respect to the Grantors' interest in their Intellectual Property are enforceable as such as against any and all creditors of and purchasers from Grantors.

                  (h) Grantors (i) are corporations duly organized, validly existing and in good standing under the laws of the State of Delaware and California, as applicable; (ii) are duly qualified to conduct business and are in good standing in each other jurisdiction where their ownership or lease of property or the conduct of their business requires such qualification except where the failure to be so qualified does not and would not have a material adverse effect on the business, properties or assets of the Grantors; (iii) have the requisite power and authority and the legal right to own, pledge, mortgage or otherwise encumber and operate their properties, to lease the property they operate under lease and to conduct their businesses as now, heretofore and proposed to be conducted; (iv) have all material licenses, permits, consents or approvals from or by, and have made all material filings with, and have given all material notices to, all Governmental Authorities having jurisdiction, to the extent required for such ownership, operation and conduct; and (v) are in compliance with their charter, bylaws, and all applicable provisions of law, except where the failure to comply, individually or in the aggregate, could not reasonably be expected to have a material adverse effect upon Grantors.


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

                  (i) The execution, delivery and performance by Grantors of this Security Agreement, the Notice of Security Interest in Patents and Trademarks, and the Notice of Security Interest in Copyrights and the creation of all Liens provided for herein or therein: (i) are within Grantors' powers;
(ii) have been duly authorized by all necessary corporate action; (iii) do not contravene any provision of Grantors' charters or bylaws; (iv) do not violate any law or regulation, or any order or decree of any court or Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound; (vi) do not result in the creation or imposition of any Lien upon any of the property of such Person other than those in favor of Secured Party pursuant to this Security Agreement; and (vii) do not require the consent or approval of any Governmental Authority or any other Person except to the extent any such consent was obtained prior to the date hereof. This Security Agreement, the Notice of Security Interest in Patents and Trademarks and the Notice of Security Interest in Copyrights executed contemporaneously herewith have been duly executed and delivered by Grantors. This Security Agreement, each Notice of Security Interest in Patents and Trademarks, and each Notice of Security Interest in Copyrights executed contemporaneously herewith shall constitute a legal, valid and binding obligation of Grantors enforceable against them in accordance with its terms.

                  (j) No Fraudulent Transfers. No transfer of property is being made by Grantors and no obligation is being incurred by Grantors in connection with the transactions contemplated by this Security Agreement with the intent to hinder, delay, or defraud either present or future creditors of Grantors.

5. Covenants. Grantors covenant and agree with Secured Party that from and after the date of this Security Agreement and until the Termination Date:

                  (a) Further Assurances; Pledge of Instruments; Chattel Paper.

                           (i) At any time and from time to time, upon the
written request of Secured Party and at the sole expense of Grantors, Grantors shall promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as Secured Party may deem desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including (A) using best efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of Secured Party of any License or Contract held by Grantors and to enforce the security interests granted hereunder, and (B) filing any financing or continuation statements under the Code with respect to the Liens granted hereunder.

                           (ii) Unless Secured Party shall otherwise consent in
writing (which consent may be revoked), Grantors shall deliver to Secured Party all Collateral consisting of negotiable Documents, certificated securities, Chattel Paper and Instruments (in each case, accompanied by stock powers, allonges or other instruments of transfer executed in blank) promptly after Grantors receive the same.


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

                           (iii) Grantors shall obtain or use best efforts to
obtain waivers or subordinations of Liens from landlords and mortgagees, and Grantors shall in all instances obtain signed acknowledgements of Secured Party's Liens from bailees having possession of Grantors' Goods that they hold for the benefit of Secured Party.

                           (iv) If requested by Secured Party, Grantors shall
obtain authenticated Control Letters from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for Grantors.

                           (v) If Grantors are or become the beneficiary(ies) of
a letter of credit Grantors shall promptly, and in any event within two (2) Business Days after becoming beneficiary(ies), notify Secured Party thereof and, if requested by Secured Party, enter into a tri-party agreement with Secured Party and the issuer and/or confirmation bank with respect to Letter-of-Credit Rights assigning such Letter-of-Credit Rights to Secured Party and directing all payments thereunder upon and during the continuance of a Default or Event of Default to be made to an account identified by Secured Party, all in form and substance reasonably satisfactory to Secured Party.

                           (vi) Grantors shall take all steps necessary to grant
the Secured Party control of all electronic chattel paper in accordance with the Code and all "transferable records" as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.

                           (vii) Grantors hereby irrevocably authorize the
Secured Party at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of Grantors or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Code or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by the Code for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether Grantors are organizations, the types of organizations and any organization identification number issued to such Grantors, and (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Grantors agree to furnish any such information to the Secured Party promptly upon request. Grantors also ratify their authorization for the Secured Party to have filed in any Uniform Commercial Code jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

                           (viii) Grantors shall as soon as commercially
practicable after the same is acquired by it, notify Secured Party of any commercial tort claim (as defined in the Code) acquired by it and unless otherwise consented by Secured Party, Grantors shall enter into a supplement to this Security Agreement, granting to Secured Party a Lien in such commercial tort claim.


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

                           (ix) Grantors shall as soon as commercially
practicable after forming or investing in any Wholly-Owned Subsidiary, or any Subsidiary in which any Affiliate owns any Equity Security, cause such Subsidiary to grant to Secured Party a first priority lien in all assets of such Subsidiary pursuant to a security agreement in substantially the same form as this Agreement. Grantors shall be under no obligation to cause any such Subsidiary to grant any lien in their assets so long as the sole owners of Equity Securities of such Subsidiary consist of Grantors and Persons who are not Affiliates; provided, however, that if an Affiliate after the formation of any such Subsidiary becomes an owner of any Equity Security in such Subsidiary, then Grantors shall as soon as commercially practicable thereafter cause such Subsidiary to grant to Secured Party a first priority lien in all assets of such Subsidiary pursuant to a security agreement in substantially the same form as this Agreement. Grantors will on demand pay any reasonable attorneys fees incurred by Secured Party relating to or in connection with the granting of a lien to Secured Party by any Subsidiary pursuant to this Section 5(a)(ix).

                  (b) Maintenance of Records. Grantors shall keep and maintain, at their own cost and expense, satisfactory and complete records of the Collateral, including a record of any and all payments received and any and all credits granted with respect to the Collateral and all other dealings with the Collateral. Grantors shall mark their books and records pertaining to the Collateral to evidence this Security Agreement and the Liens granted hereby. If Grantors retain possession of any Chattel Paper or Instruments with Secured Party's consent, such Chattel Paper and Instruments shall be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of N. Williams family Investment, L.P., as Secured Party."

                  (c) Covenants Regarding Patent, Trademark and Copyright Collateral.

                           (i) Grantors shall provide reasonable notice to
Secured Party of any material change to any application or registration relating to any Patent, Trademark or Copyright (now or hereafter existing), including information that such application or registration is or may become abandoned, finally refused or expired or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding Grantors' ownership of any Patent, Trademark or Copyright, right to register the same, or to keep and exclusively maintain the same.

                           (ii) In no event shall Grantors, either directly or
through any agent, employee, licensee or designee, file an application for the registration of any Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving Secured Party prior written notice thereof, and, upon request of Secured Party, Grantors shall execute and deliver any and all applicable Notices of Security Interests in Patents and Trademarks and Notices of Security Interests in Copyrights as Secured Party may request to evidence Secured Party's Lien on such Patent, Trademark or Copyright, and the General Intangibles of Grantors relating thereto or represented thereby.

                           (iii) Grantors shall take all actions necessary or
requested by Secured Party to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of the


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Patents, Trademarks and Copyrights (now or hereafter existing), including the filing of applications for renewal, affidavits of continued use, affidavits of incontestability and opposition and interference and cancellation proceedings, unless Grantors reasonably shall determine that such Patent, Trademark or Copyright is not material to the conduct of their business.

                           (iv) In the event that any of the Patent, Trademark
or Copyright Collateral is infringed upon, or misappropriated or diluted by a third party, Grantors shall comply with Section 5(a)(viii) of this Security Agreement. Grantors shall, unless they shall reasonably determine that such Patent, Trademark or Copyright Collateral is not material to the conduct of their business or operations, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as Secured Party shall deem appropriate under the circumstances to protect such Patent, Trademark or Copyright Collateral.

                           (v) Concurrently herewith, Grantors shall deliver to
Secured Party: (A) a written notice in the form of Exhibit 5(c)(v)(A) (a "Notice of Security Interest in Patents and Trademarks") in respect of all Patents and Trademarks in which such Grantors have interest (including by way of exclusive license), for filing with the United States Patent and Trademark Office, (B) a written notice in the form of Exhibit 5(c)(v)(B) (a "Notice of Security Interest in Copyrights") in respect of all Copyrights in which such Grantors has an interest (including by way of an exclusive license), for filing with the United States Copyright Office, and (C) all other supplemental documentation necessary to perfect the security interest granted hereby with respect to all Intellectual Property for filing in the appropriate governmental office, including any foreign office in which any such Intellectual Property may be registered or otherwise on file, in each case, duly completed and executed.

                  (d) Indemnification. In any suit, proceeding or action brought by Secured Party relating to any Collateral for any sum owing with respect thereto or to enforce any rights or claims with respect thereto, Grantors will save, indemnify and keep Secured Party harmless from and against all expense (including reasonable attorneys' fees and expenses), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the Account Debtor or other Person obligated on the Collateral, arising out of a breach by Grantors of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or successors from Grantors, except in the case of Secured Party, to the extent such expense, loss, or damage is attributable solely to the gross negligence or willful misconduct of Secured Party as finally determined by a court of competent jurisdiction. All such obligations of Grantors shall be and remain enforceable against and only against Grantors and shall not be enforceable against Secured Party.

                  (e) Compliance with Terms of Accounts, etc. In all material respects, Grantors will perform and comply with all obligations in respect of the Collateral and all other agreements to which they are parties or by which they are bound relating to the Collateral.

                  (f) Limitation on Liens on Collateral. Grantors will not create, permit or suffer to exist, and will defend the Collateral against, and take such other action as is necessary to remove, any Lien on the Collateral


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

except Permitted Encumbrances and Permitted Junior Liens, and will defend the right, title and interest of Secured Party in and to any of Grantors' rights under the Collateral against the claims and demands of all Persons whomsoever.

                  (g) Limitations on Disposition. Grantors will not sell, lease, license, transfer or otherwise dispose of any of the Collateral (including without limitation any such transfer or disposition by way of capital or equity contribution to another Person), or attempt or contract to do so except for (i) sales, exchanges, trade-ins or other dispositions of Equipment that is substantially worn, damaged, or obsolete in the ordinary course of business,
(ii) sales of Inventory to buyers in the ordinary course of business, and (iii) licenses by Grantors of Patents, Trademarks, Copyrights, and other intellectual property rights in the ordinary course of business, and not in a transaction or as part of a series of related transactions whereby substantially all of the Grantors' assets are transferred to one or more Persons, to (x) a Person that is not an Affiliate or (y) if such transaction has been approved in advance by Grantors' respective board of directors, a Person that is a Subsidiary; provided, that a license shall be deemed to be not in the ordinary course of business for purposes of this subsection if it is an exclusive license, unless either (I) such license has been approved in advance by Grantors' board of directors, or (II) such license relates only to a single product. The rights of the transferee or licensee with respect to any transfer or license as authorized in this subsection will be free and clear of the security interest of Secured Party hereunder; provided, however, that such security interest shall in the event of any such transfer or license continue to attach to all rights of Grantors pursuant to such transfer or license and the proceeds of such transfer or license as provided elsewhere herein.

                  (h) Further Identification of Collateral. Grantors will, if so requested by Secured Party, furnish to Secured Party, as often as Secured Party requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in such detail as Secured Party may specify.

                  (i) Notices. Grantors will advise Secured Party promptly, in reasonable detail, (i) of any Lien (other than Permitted Encumbrances) or claim made or asserted against any of the Collateral, and (ii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder.

                  (j) No Reincorporation; No Non-Ordinary Course Transactions. Grantors shall not reincorporate or reorganize under the laws of any jurisdiction other than the jurisdiction in which they were incorporated as of the date hereof without the prior written consent of Secured Party. Grantors shall not consummate or commit to consummate any non-ordinary course transaction.

                  (k) Terminations; Amendments Not Authorized. Other than the filing of financing statements in connection with the perfection of Permitted Encumbrances or a Permitted Junior Lien, Grantors acknowledge that they are not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of Secured Party and agree not do so without the prior written consent of Secured Party, subject to such Grantors' rights under Section 9-509(d)(2) of the Code.


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                  (l) Limitation on Dividends and other Distributions. Grantors shall not declare or pay any dividend, repurchase or redeem any shares of capital stock, or make any other "distribution to shareholders" (as such term is defined in Section 166 of the California Corporations Code) without the prior written consent of Secured Party.

         6. Secured Party's Appointment as Attorney-in-Fact. Contemporaneously herewith, Grantors shall execute and deliver to Secured Party a power of attorney (the "Power of Attorney") substantially in the form attached hereto as Exhibit A. The power of attorney granted pursuant to the Power of Attorney is a power coupled with an interest and shall be irrevocable until the Termination Date. The powers conferred on Secured Party under the Power of Attorney are solely to protect Secured Party's interests in the Collateral and shall not impose any duty upon Secured Party to exercise any such powers. Secured Party agrees that (a) except for the powers granted in clause (h) of the Power of Attorney, it shall not exercise any power or authority granted under the Power of Attorney unless an Event of Default has occurred and is continuing, and (b) Secured Party shall account for any monies received by Secured Party in respect of any foreclosure on or disposition of Collateral pursuant to the Power of Attorney, provided that Secured Party shall have no duty as to any Collateral, and Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers. NONE OF SECURED PARTY OR ITS AFFILIATES, AGENTS OR REPRESENTATIVES SHALL BE RESPONSIBLE TO GRANTORS FOR ANY ACT OR FAILURE TO ACT UNDER ANY POWER OF ATTORNEY OR OTHERWISE, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION, NOR FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

         7. Remedies, Rights Upon Default.

                  (a) In addition to all other rights and remedies granted to it under this Security Agreement and under any other instrument or agreement securing, evidencing or relating to any of the Obligations, if any Event of Default shall have occurred and be continuing, Secured Party may exercise all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, Grantors expressly agree that in any such event Secured Party, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Grantors or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code and other applicable law), may forthwith enter upon the premises of Grantors where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving Grantors or any other Person notice and opportunity for a hearing on Secured Party's claim or action, and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, license, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk. Secured Party shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption Grantors hereby release. Such sales may be adjourned and continued from time to time with or without notice. Secured Party shall have the right to conduct such sales on Grantors' premises or elsewhere and shall have the right to use Grantors' premises without charge for such time or times as Secured Party deems necessary or advisable. If any Event of Default shall have occurred and be continuing, Grantors further agree, at Secured Party's request, to assemble the Collateral and make it available to Secured Party at a place or places designated by Secured Party which are reasonably convenient to Secured Party and Grantors, whether at Grantors' premises or elsewhere. Until Secured Party is able to effect a sale, lease, license or other disposition of Collateral, Secured Party shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by Secured Party. Secured Party shall have no obligation to Grantors to maintain or preserve the rights of Grantors as against third parties with respect to Collateral while Collateral is in the possession of Secured Party. Secured Party may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of Secured Party's remedies with respect to such appointment without prior notice or hearing as to such appointment. Secured Party shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Obligations as Secured Party shall determine in its sole discretion, and only after so paying over such net proceeds, and after the payment by Secured Party of any other amount required by any provision of law, need Secured Party account for the surplus, if any, to Grantors. To the maximum extent permitted by applicable law, Grantors waive all claims, damages, and demands against Secured Party arising out of the repossession, retention or sale of the Collateral except such as arise solely out of the gross negligence or willful misconduct of Secured Party as finally determined by a court of competent jurisdiction. Grantors agree that ten (10) days prior notice by Secured Party of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Grantors shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations, including any attorneys' fees and other expenses incurred by Secured Party to collect such deficiency.

                  (b) Except as otherwise specifically provided herein, Grantors hereby waive presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

                  (c) To the extent that applicable law imposes duties on the Secured Party to exercise remedies in a commercially reasonable manner, Grantors acknowledge and agree that it is not commercially unreasonable for the Secured Party (i) to fail to incur expenses reasonably deemed significant by the Secured Party to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral,
(iv) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as the Grantors, for expressions of interest in acquiring all or any portion of such Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, or (xi) to the extent deemed appropriate by the Secured Party, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Secured Party in the collection or disposition of any of the Collateral. Grantors acknowledge that the purpose of this Section 7(c) is to provide non-exhaustive indications of what actions or omissions by the Secured Party would not be commercially unreasonable in the Secured Party's exercise of remedies against the Collateral and that other actions or omissions by the Secured Party shall not be deemed commercially unreasonable solely on account of not being indicated in this
Section 7(c). Without limitation upon the foregoing, nothing contained in this
Section 7(c) shall be construed to grant any rights to Grantors or to impose any duties on Secured Party that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section 7(c).

                  (d) Secured Party shall not be required to make any demand upon, or pursue or exhaust any of their rights or remedies against, Grantors, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Obligations or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof. Secured Party shall not be required to marshal the Collateral or any guarantee of the Obligations or to resort to the Collateral or any such guarantee in any particular order, and all of its and their rights hereunder shall be cumulative. To the extent they may lawfully do so, Grantors absolutely and irrevocably waive and relinquish the benefit and advantage of, and covenant not to assert against Secured Party, any valuation, stay, appraisement, extension, redemption or similar laws and any and all rights or defense they may have as a sureties now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise.

         8. Grant of License to use Intellectual Property. For the sole purpose of enabling Secured Party to exercise rights and remedies under Section 7 hereof (including, without limiting the terms of Section 7 hereof, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral) at such time as Secured Party shall be lawfully entitled to exercise such rights and remedies, Grantors hereby grant to Secured Party an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to Grantors) to use, license or sublicense any Intellectual Property now owned or hereafter acquired by Grantors, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

         9. Limitation on Secured Party's Duties in Respect of Collateral. Secured Party shall use reasonable care with respect to the Collateral in its possession or under its control. Secured Party shall not have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Secured Party, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

         10. Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantors for liquidation or reorganization, should Grantors become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of Grantors' assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         11. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given (a) if to Grantors, to Grantors' address(es) set forth below the names on the signature page hereof, and (b) if to Secured Party, to Secured Party's address set forth below its name on the signature page hereof, with a copy to John Dorris, Snell & Wilmer, LLP, One Arizona Center, 400 East Van Buren Street, Phoenix, Arizona 85004-2202, or to such other address as either party may furnish to the others in writing, making specific reference to this Section 11.

         12. Severability. Whenever possible, each provision of this Security Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. This Security Agreement sets forth the complete understanding and agreement of Secured Party and Grantors with respect to the matters referred to herein.

         13. No Waiver, Cumulative Remedies. Secured Party shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Secured Party and then only to the extent therein set forth. A waiver by Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Secured Party would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Secured Party, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Secured Party and Grantors.

         14. Limitation by Law. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

         15. Termination of this Security Agreement. Subject to Section 10 hereof, this Security Agreement shall terminate upon the Termination Date.

         16. Successors and Assigns. This Security Agreement and all obligations of Grantors hereunder shall be binding upon the successors and assigns of Grantors (including any debtor-in-possession on behalf of Grantors) and shall, together with the rights and remedies of Secured Party hereunder, inure to the benefit of Secured Party, all future holders of any instrument evidencing any of the Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the Lien granted to Secured Party hereunder. Grantors may not assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Security Agreement and any unconsented transfer shall be void ab initio.

         17. Counterparts. This Security Agreement may be authenticated in any number of separate counterparts, each of which shall collectively and separately constitute one and the same agreement. This Security Agreement may be authenticated by manual signature, facsimile, or if approved in writing by Secured Party, electronic means, all of which shall be equally valid.

         18. Governing Law. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS SECURITY AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ARIZONA, APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. GRANTORS HEREBY CONSENT AND AGREE THAT THE STATE OR FEDERAL COURTS LOCATED IN MARICOPA COUNTY, PHOENIX, ARIZONA, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN GRANTORS AND SECURED PARTY PERTAINING TO THIS SECURITY AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT, PROVIDED, THAT SECURED PARTY AND GRANTORS ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF MARICOPA COUNTY, AND, PROVIDED, FURTHER, NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE SECURED PARTY FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE

COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SECURED PARTY. GRANTORS EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND GRANTORS HEREBY WAIVE ANY OBJECTION WHICH THEY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENT TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. GRANTORS HEREBY WAIVE PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREE THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO GRANTORS AT THE ADDRESS SET FORTH ON THE SIGNATURE PAGES HERETO AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

         19. Waiver of Jury Trial. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT DISPUTES ARISING HEREUNDER OR RELATING HERETO BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN SECURED PARTY AND GRANTOR ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED IN CONNECTION WITH, THIS SECURITY AGREEMENT OR THE TRANSACTIONS RELATED HERETO OR THERETO.

         20. Section Titles. The Section titles contained in this Security Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

         21. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Security Agreement. In the event an ambiguity or question of intent or interpretation arises, this Security Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Security Agreement.

         22. Advice of Counsel. Each of the parties represents to each other party hereto that it has discussed this Security Agreement and, specifically, the provisions of Section 18 and Section 19, with its counsel.

         23. Integration. This Security Agreement, together with the other agreements, documents, and instruments executed in connection with the foregoing, reflect the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

            IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

                                           NATIONAL LAMPOON, INC.,
                                           As Grantor

                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------

                                           (ADDRESS) ___________________________

                                           _____________________________________

                                           Attention:  _________________________

                                           Facsimile No.:  _____________________


                                           NATIONAL LAMPOON NETWORKS, INC.,
                                           As Grantor

                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------

                                           (ADDRESS) ___________________________

                                           _____________________________________

                                           Attention:  _________________________

                                           Facsimile No.:  _____________________


                                           NATIONAL LAMPOON TOURS, INC.,
                                           As Grantor

                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------

                                           (ADDRESS) ___________________________

                                           _____________________________________

                                           Attention:  _________________________

                                           Facsimile No.:  _____________________

                                           Accepted and agreed to as of the
                                           day and year first above written.



                                           N. WILLIAMS FAMILY INVESTMENTS, L.P.
                                           As Secured Party


                                           By:
                                               ---------------------------------
                                           Name:
                                           Title:

                                     ANNEX A
                                       TO
                               SECURITY AGREEMENT

                                   DEFINITIONS

          Capitalized terms used in the Security Agreement shall have the following respective meanings, and all references to Sections, Exhibits, Schedules or Annexes in the following definitions shall refer to Sections, Exhibits, Schedules or Annexes of or to the Security Agreement:

          "Account Debtor" means any Person who is or may become obligated to Grantors under, with respect to, or on account of, an Account, Chattel Paper or General Intangibles (including a payment intangible).

          "Accounts" means all "accounts," as such term is defined in the Code, now owned or hereafter acquired by Grantors, including (a) all accounts receivable, other receivables, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper or Instruments) (including any such obligations that may be characterized as an account or contract right under the Code), (b) all of Grantors' rights in, to and under all purchase orders or receipts for goods or services, (c) all of Grantors' rights to any goods represented by any of the foregoing (including unpaid sellers' rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), (d) all rights to payment due to Grantors for property sold, leased, licensed, assigned or otherwise disposed of, for a policy of insurance issued or to be issued, for a secondary obligation incurred or to be incurred, for energy provided or to be provided, for the use or hire of a vessel under a charter or other contract, arising out of the use of a credit card or charge card, or for services rendered or to be rendered by Grantors or in connection with any other transaction (whether or not yet earned by performance on the part of Grantors), (e) all health care insurance receivables and (f) all collateral security of any kind, given by any Account Debtor or any other Person with respect to any of the foregoing.

          "Affiliate" means (a) any Person directly or indirectly controlling or controlled by or under direct or indirect common control with Grantors, (b) any employee or director of Grantors or any Person specified in clauses (a) or (b),
(c) any member of the immediate family (as that term is defined in Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission) of any Person specified in clauses (a) or (b), (d) a Person in which one or more Persons described in (a), (b) or (c) have a direct or indirect beneficial interest (except an interest not exceeding 5% of a Person whose shares are publicly traded) and (e) any associate (as such term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended) of any Person specified in clauses (a), (b), (c) or (d). For the purposes of this definition, "control," when used with respect to any specified person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Bankruptcy Code" means the provisions of Title 11 of the United States Code, 11 U.S.C. Sections 101 et seq. "Business Day" means any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of California;

          "Charges" means all federal, state, county, city, municipal, local, foreign or other governmental taxes, levies, assessments, charges, liens, claims or encumbrances upon or relating to (a) the Collateral, (b) the Obligations, (c) the employees, payroll, income or gross receipts of Grantors, (d) Grantors' ownership or use of any properties or other assets, or (e) any other aspect of Grantors' business.

          "Chattel Paper" means any "chattel paper," as such term is defined in the Code, including electronic chattel paper, now owned or hereafter acquired by Grantors.

          "Code" means the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in the State of Delaware; provided, that to the extent that the Code is used to define any term herein and such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Secured Party' Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of Delaware, the term "Code" shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

          "Collateral" has the meaning ascribed to it in Section 2(a).

          "Contracts" means all "contracts," as such term is defined in the Code, now owned or hereafter acquired by Grantors, in any event, including all contracts, undertakings, or agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which Grantors may now or hereafter have any right, title or interest, including any agreement relating to the terms of payment or the terms of performance of any Product.

          "Control Letter" means a letter agreement between Secured Party and
(i) the issuer of uncertificated securities with respect to uncertificated securities in the name of Grantors, (ii) a securities intermediary with respect to securities, whether certificated or uncertificated, securities entitlements and other financial assets held in a securities account in the name of Grantors,
(iii) a futures commission merchant or clearing house, as applicable, with respect to commodity accounts and commodity contracts held by Grantors, whereby, among other things, the issuer, securities intermediary or futures commission merchant disclaims any security interest in the applicable financial assets, acknowledges the Lien of Secured Party on such financial assets, and agrees to follow the instructions or entitlement orders of Secured Party without further consent by Grantors.

          "Copyright License" means any and all rights now owned or hereafter acquired by Grantors under any written agreement granting any right to use any Copyright or Copyright registration.

          "Copyright" means all of the following now owned or hereafter adopted or acquired by Grantors: (a) all copyrights, all Product, and General Intangibles of like nature (whether registered or unregistered), all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or any political subdivision thereof, and (b) all reissues, extensions or renewals thereof.

          "Default" means any event that, with the passage of time or notice or both, would, unless cured or waived, become an Event of Default.

          "Deposit Accounts" means all "deposit accounts" as such term is defined in the Code, nor or hereafter held in the name of Grantors.

          "Designated Breach" shall mean any breach by the Grantors of Sections 5(a)(ii), 5(a)(v), 5(a)(viii), 5(c)(i), 5(c)(ii), 5(f), 5(g), 5(i), 5(j), 5(k), or 16 of this Agreement.

          "Documents" means all "documents," as such term is defined in the Code, now owned or hereafter acquired by Grantors, wherever located.

          "Dollars" or "$" means lawful currency of the United States of America.

          "Equipment" means all "equipment," as such term is defined in the Code, now owned or hereafter acquired by Grantors, wherever located and, in any event, including all Grantors' machinery and equipment, including processing equipment, conveyors, machine tools, data processing and computer equipment, including embedded software and peripheral equipment and all engineering, processing and manufacturing equipment, office machinery, furniture, materials handling equipment, tools, attachments, accessories, automotive equipment, trailers, trucks, forklifts, molds, dies, stamps, motor vehicles, rolling stock and other equipment of every kind and nature, trade fixtures and fixtures not forming a part of real property, together with all additions and accessions thereto, replacements therefor, all parts therefor, all substitutes for any of the foregoing, fuel therefor, and all manuals, drawings, instructions, warranties and rights with respect thereto, and all products and proceeds thereof and condemnation awards and insurance proceeds with respect thereto.

          "Equity Security" means (a) in the case of a corporation, corporate stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (c) in the case of a partnership, partnership interests (whether general or limited), (d) in the case of a limited liability company, limited liability company interests, (e) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person and (f) any stock or security that is directly or indirectly convertible into, exercisable for, or exchangeable for any of the securities described in clauses (a), (b), (c), (d) and (e) above, including without limitation any option, warrant or exchangeable debt security.

          "Event of Default" means (a) the failure by Grantors to pay any amounts when due to Secured Party under the Secured Promissory Note or the occurrence of any other event of default thereunder; (b) any material breach of any obligation of Grantors pursuant to this Agreement not constituting a payment obligation, or (c) the bankruptcy, insolvency, or liquidation of any Grantor.

          "Event of Default Designated Breach" means any breach by Grantors of Sections 5(a)(ii) (as it relates to a pledge of Grantors' equity interests with respect to any Subsidiary), 5(a)(ix), 5(f), 5(g), 5(i), 5(j), 5(k), 5(l) or 16 of this Agreement and any breach by Grantors of any obligation of Grantors under the Secured Promissory Note not constituting a payment obligation.

          "Fixtures" means all "fixtures" as such term is defined in the Code, now owned or hereafter acquired by Grantors.

          "GAAP" means generally accepted accounting principles in the United States of America consistently applied.

          "General Intangibles" means all "general intangibles," as such term is defined in the Code, now owned or hereafter acquired by Grantors, including all right, title and interest that Grantors may now or hereafter have in or under any Contract, all payment intangibles, customer lists, Licenses, Copyrights, Trademarks, Patents, and all applications therefor and reissues, extensions or renewals thereof, rights in Intellectual Property (including any collateral, allied, subsidiary or merchandising rights appurtenant or related to any Product or rights to distribute, sell, rent, license the exhibition of, and otherwise exploit and turn to account any Product), interests in partnerships, joint ventures and other business associations, licenses, permits, copyrights, trade secrets, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials and records, goodwill (including the goodwill associated with any Trademark or Trademark License), all rights and claims in or under insurance policies (including insurance for fire, damage, loss and casualty, whether covering personal property, real property, tangible rights or intangible rights, all liability, life, key man and business interruption insurance, and all unearned premiums), uncertificated securities, choses in action, deposit, checking and other bank accounts, rights to receive tax refunds and other payments, rights to receive dividends, distributions, cash, Instruments and other property in respect of or in exchange for pledged Stock and Investment Property, rights of indemnification, all books and records, correspondence, credit files, invoices and other papers, including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of Grantors or any computer bureau or service company from time to time acting for Grantors.

          "Goods" means all "goods" as defined in the Code, now owned or hereafter acquired by Grantors, wherever located, including embedded software to the extent included in "goods" as defined in the Code.

          "Instruments" means all "instruments," as such term is defined in the Code, now owned or hereafter acquired by Grantors, wherever located, and, in any event, including all certificated securities, all certificates of deposit, and all promissory notes and other evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

          "Intellectual Property" means any and all Licenses, Patents, Copyrights, Trademarks, and the goodwill associated with such Trademarks.

          "Inventory" means all "inventory," as such term is defined in the Code, now owned or hereafter acquired by Grantors, wherever located, and in any event including inventory, merchandise, goods and other personal property that are held by or on behalf of Grantors for sale or lease or are furnished or are to be furnished under a contract of service, or that constitute raw materials, work in process, finished goods, returned goods, or materials or supplies of any kind, nature or description used or consumed or to be used or consumed in Grantors' business or in the processing, production, packaging, promotion, delivery or shipping of the same, including all supplies and embedded software.

          "Investment Property" means all "investment property" as such term is defined in the Code now owned or hereafter acquired by Grantors, wherever located, including (i) all securities, whether certificated or uncertificated, including stocks, bonds, interests in limited liability companies, partnership interests, treasuries, certificates of deposit, and mutual fund shares; (ii) all securities entitlements of Grantors, including the rights of Grantors to any securities account and the financial assets held by a securities intermediary in such securities account and any free credit balance or other money owing by any securities intermediary with respect to that account; (iii) all securities accounts of Grantors; (iv) all commodity contracts of Grantors; and (v) all commodity accounts held by Grantors.

          "Letter-of-Credit Rights" means "letter-of-credit rights" as such term is defined in the Code, now owned or hereafter acquired by Grantors, including rights to payment or performance under a letter of credit, whether or not Grantors, as beneficiary, has demanded or is entitled to demand payment or performance.

          "License" means any Copyright License, Patent License, Trademark License or other license of rights or interests now held or hereafter acquired by Grantors.

          "Lien" means any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Code or comparable law of any jurisdiction).

          "Notice of Security Interest in Copyrights" and "Notice of Security Interest in Patents and Trademarks" are each defined in Section 5(c)(v).

          "Obligations" means all loans, advances, debts, liabilities and obligations for the performance of covenants, tasks or duties or for payment of monetary amounts (whether or not such performance is then required or contingent, or such amounts are liquidated or determinable) owing by Grantors to Secured Party, and all covenants and duties regarding such amounts, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, arising under the Secured Promissory Note, this Security Agreement or any other agreement executed in connection with the foregoing. This term includes all principal, interest (including all interest that accrues after the commencement of any case or proceeding by or against Grantors in bankruptcy, whether or not allowed in such case or proceeding), Charges, expenses, attorneys' fees and any other sum chargeable to Grantors under the Secured Promissory Note, this Security Agreement or any other agreement heretofore or hereafter executed by Grantors in favor of Secured Party.

          "Patent License" means rights under any written agreement now owned or hereafter acquired by Grantors granting any right with respect to any invention on which a Patent is in existence.

          "Patents" means all of the following in which Grantors now holds or hereafter acquires any interest: (a) all letters patent of the United States or of any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or of any other country, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State, or any other country, and (b) all reissues, continuations, continuations-in-part or extensions thereof.

          "Permitted Encumbrances" means the following encumbrances: (a) Liens for taxes or assessments or other governmental Charges not yet due and payable or which are being contested in good faith by Grantors; (b) pledges or deposits of money securing statutory obligations under workmen's compensation, unemployment insurance, social security or public liability laws or similar legislation; (c) pledges or deposits of money securing bids, tenders, contracts (other than contracts for the payment of money) or leases to which Grantors is a party as lessee made in the ordinary course of business; (d) inchoate and unperfected guild, workers', mechanics' or similar liens arising in the ordinary course of business; (e) carriers', warehousemen's, suppliers' or other similar possessory liens arising in the ordinary course of business and securing liabilities in an outstanding aggregate amount not in excess of $25,000 at any time, so long as such Liens attach only to Inventory; (f) deposits securing, or in lieu of, surety, appeal or customs bonds in proceedings to which Grantors are parties; (g) presently existing or hereafter created Liens in favor of Secured Party; and (h) presently existing Liens in favor of National Lampoon, Inc. pursuant to that certain General Security Agreement dated August, 2002, but solely to the extent the same remain subordinated to the Liens granted hereunder in accordance with the terms of that certain Subordination Agreement of even date herewith between National Lampoon, Inc. and National Lampoon Networks, Inc.

          "Permitted Junior Lien" means a lien or encumbrance on the Collateral
(a) that is in all respects junior in priority to the Liens granted to Secured Party pursuant hereto and (b) that is granted to a financial institution as part of a financing transaction in which the Grantors incurs funded indebtedness.

          "Person" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, other entity or government (whether federal, state, county, city, municipal, local, foreign, or otherwise, including any instrumentality, division, agency, body or department thereof).

          "Proceeds" means "proceeds," as such term is defined in the Code, including (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Grantors from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to Grantors from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of governmental authority), (c) any claim of Grantors against third parties (i) for past, present or future infringement of any Patent or Patent License, or (ii) for past, present or future infringement or dilution of any Copyright, Copyright License, Trademark or Trademark License, or for injury to the goodwill associated with any Trademark or Trademark License, (d) any recoveries by Grantors against third parties with respect to any litigation or dispute concerning any of the Collateral including claims arising out of the loss or nonconformity of, interference with the use of, defects in, or infringement of rights in, or damage to, Collateral, (e) all amounts collected on, or distributed on account of, other Collateral, including dividends, interest, distributions and Instruments with respect to Investment Property and pledged Stock, and (f) any and all other amounts, rights to payment or other property acquired upon the sale, lease, license, exchange or other disposition of Collateral and all rights arising out of Collateral.

          "Product" means, without limitation, the cinematographic film photoplay and sound records thereof, as well as trailers and clips thereof, produced by means of any photographic, electronic, mechanical or other processes or devises now or hereafter known, invented, used or contemplated, by which photographs, films, drawings, images or other visual reproductions or representations are or may be printed, imprinted, recorded or otherwise preserved on film, tape or any other material of any description (whether translucent or not) for later projection, exhibition or transmission by any means or media now known or hereafter devised, in such manner that the same are or appear to be in motion or in sequence on a screen, mirror, tube or other medium or device, whether or not accompanied by sound record, relating to assets owned by Grantors.

          "Security Agreement" means the Security Agreement of even date herewith by and between Grantors and Secured Party, as the same may be amended, supplemented, restated or otherwise modified from time to time.

          "Software" means all "software" as such term is defined in the Code, now owned or hereafter acquired by Grantors, other than software embedded in any category of Goods, including all computer programs and all supporting information provided in connection with a transaction related to any program.

          "Solvent" means, with respect to any Person on a particular date, that on such date (a) at fair valuations, all of the properties and assets of such Person are greater than the sum of the debts, including contingent liabilities, of such Person, (b) the present fair salable value of the properties and assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person is able to realize upon its properties and assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts beyond such Person's ability to pay as such debts mature, and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's properties and assets would constitute unreasonably small capital after giving due consideration to the prevailing practices in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that reasonably can be expected to become an actual or matured liability.

          "Stock" means all shares, options, warrants, general or limited partnership interests, membership interests or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity whether voting or nonvoting, including common stock, preferred stock or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934).

          "Subsidiary" means any Person of which equity securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions is owned or controlled, directly or indirectly, by Grantors, one or more Subsidiaries of Grantors, or any combination thereof.

          "Supporting Obligations" means all "supporting obligations" as such term is defined in the Code, including letters of credit and guaranties issued in support of Accounts, Chattel Paper, Documents, General Intangibles, Instruments, or Investment Property.

          "Trademark License" means rights under any written agreement now owned or hereafter acquired by Grantors granting any right to use any Trademark.

          "Trademarks" means all of the following now owned or hereafter existing or adopted or acquired by Grantors: (a) all trademarks, trade names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature (whether registered or unregistered), all registrations and recordings thereof, and all applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or any political subdivision thereof; (b) all reissues, extensions or renewals thereof; and (c) all goodwill associated with or symbolized by any of the foregoing.

          "Wholly-Owned Subsidiary" means any Subsidiary of which one hundred percent (100%) of the voting stock, membership interests, or other equity interests having ordinary voting power to elect directors or other persons performing similar functions is owned or controlled, directly or indirectly, by Grantors or one ore more Wholly-Owned Subsidiaries of Grantors.

          All undefined terms contained herein shall, unless the context indicates otherwise, have the meanings provided for by the Code to the extent the same are used or defined therein; in the event that any term is defined differently in different Articles of the Code, the definition contained in
Article 9 shall control. Unless otherwise specified, references in the Security

Agreement to a Section, subsection section or clause refer to such Section, subsection section or clause as contained in the Security Agreement. The words "herein," "hereof" and "hereunder" and other words of similar import refer to the Security Agreement as a whole, including all Annexes, Exhibits and Schedules, as the same may from time to time be amended, restated, modified or supplemented, and not to any particular section, subsection section or clause contained in the Security Agreement or any such Annex, Exhibit or Schedule.

          Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter genders. The words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; the word "or" is not exclusive; references to Persons include their respective successors and assigns or, in the case of governmental Persons, Persons succeeding to the relevant functions of such Persons; and all references to statutes and related regulations shall include any amendments of the same and any successor statutes and regulations. Whenever any provision in this Security Agreement refers to the knowledge (or an analogous phrase) of Grantors, such words are intended to signify that Grantors has actual knowledge or awareness of a particular fact or circumstance or that Grantors, if it had exercised reasonable diligence, would have known or been aware of such fact or circumstance.

                                       TO
                               SECURITY AGREEMENT

                              FILING JURISDICTIONS

                                   SCHEDULE II
                                       TO
                               SECURITY AGREEMENT

             INSTRUMENTS, CHATTEL PAPER, AND LETTER-OF-CREDIT RIGHTS


                                     [None]

                                  SCHEDULE III
                                       TO
                               SECURITY AGREEMENT

                SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL AND
                          RECORDS CONCERNING COLLATERAL


I. Grantors' official names: National Lampoon, Inc., National Lampoon Networks, Inc., and National Lampoon Tours, Inc.

II. Type of entity (e.g., corporation, partnership, business trust, limited partnership, limited liability company): Corporation

III. Organizational identification numbers issued by Grantors' state of incorporation or organization or a statement that no such number has been issued:

         (a) National Lampoon, Inc., (Delaware) 3562246

         (b) National Lampoon Networks, Inc., (Delaware) 35557653

         (c) National Lampoon Tours, Inc., (California) C2464187

IV.      State(s) of Incorporation of Grantors:

         (a) National Lampoon, Inc., - Delaware

         (b) National Lampoon Networks, Inc., - Delaware

         (c) National Lampoon Tours, Inc., - California


V.       Chief Executive Office(s) and principal place(s) of business of
         Grantors:

            ---------------------------
            10900 Wilshire Boulevard, Suite 1000
            Los Angeles, California 90024

VI.      Corporate Offices of Grantors:

            ---------------------------

            ---------------------------

VII.     Warehouses: None

VIII.    Other Premises at which Collateral is Stored or Located: None

IX.      Locations of Records Concerning Collateral:

            ---------------------------

            ---------------------------

                                    EXHIBIT A

                                POWER OF ATTORNEY


          This Power of Attorney is executed and delivered by National Lampoon, Inc., National Lampoon Networks, Inc., and National Lampoon Tours, Inc., ("Grantors")to N. Williams Family Investment, L.P. (hereinafter referred to as "Attorney"), as Secured Party, under a Security Agreement, dated as of January 28, 2005, and other related documents (the "Loan Documents"). No person to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall be required to inquire into or seek confirmation from Grantors as to the authority of Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and Grantors irrevocable waive any right to commence any suit or action, in law or equity, against any person or entity which acts in reliance upon or acknowledges the authority granted under this Power of Attorney. The power of attorney granted hereby is coupled with an interest, and may not be revoked or canceled by Grantors without Attorney's written consent.

          Grantors hereby irrevocably constitute and appoint Attorney (and all officers, employees or agents designated by Attorney), with full power of substitution, as Grantors' true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Grantors and in the names of Grantors or in its own name, from time to time in Attorney's discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of the Security Agreement and, without limiting the generality of the foregoing, Grantors hereby grant to Attorney the power and right, on behalf of Grantors, without notice to or assent by Grantors, and at any time, to do the following: (a) change the mailing address of Grantors, open a post office box on behalf of Grantors, open mail for Grantors, and ask, demand, collect, give acquaintances and receipts for, take possession of, endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with any property of Grantors; (b) effect any repairs to any asset of Grantors, or continue or obtain any insurance and pay all or any part of the premiums therefor and costs thereof, and make, settle and adjust all claims under such policies of insurance, and make all determinations and decisions with respect to such policies; (c) pay or discharge any taxes, liens, security interests, or other encumbrances levied or placed on or threatened against Grantors or their property; (d) defend any suit, action or proceeding brought against Grantors if Grantors do not defend such suit, action or proceeding or if Attorney believes that Grantors are not pursuing such defense in a manner that will maximize the recovery to Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as Attorney may deem appropriate;
(e) file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by Attorney for the purpose of collecting any and all such moneys due to Grantors whenever payable and to enforce any other right in respect of Grantors' property; (f) cause the certified public accountants then engaged by Grantors to prepare and deliver to Attorney at any time and from time to time, promptly upon Attorney's request, the following reports: (1) a reconciliation of all accounts, (2) an aging of all accounts, (3) trial balances, (4) test verifications of such accounts as Attorney may request, and
(5) the results of each physical verification of inventory; (g) communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of such Grantors in and under the Contracts and other matters relating thereto; (h) to file such financing statements with respect to the Security Agreement, with or without Grantors' signature, or to file a photocopy of the Security Agreement in substitution for a financing statement, as Secured Party may deem appropriate and to execute in each Grantor's name such financing statements and amendments thereto and continuation statements which may require such Grantor's signature; and (i) execute any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral and to otherwise direct such sale or resale, all as though Attorney were the absolute owner of the property of Grantors for all purposes, and to do, at Attorney's option and Grantors' expense, at any time or from time to time, all acts and other things that Attorney reasonably deems necessary to perfect, preserve, or realize upon Grantors' property or assets and Attorney's Liens thereon, all as fully and effectively as Grantors might do. Grantors hereby ratify, to the extent permitted by law, all that said Attorney shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, this Power of Attorney is executed by Grantors, and Grantors have caused the seals to be affixed pursuant to the authority of the board of directors this 28th day of January, 2005.


                                             GRANTORS:

                                             NATIONAL LAMPOON, INC.,


                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------



                                             NATIONAL LAMPOON NETWORKS, INC.,


                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------

                                             NATIONAL LAMPOON TOURS, INC.,


                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------

                                             NOTARY PUBLIC CERTIFICATE


          On this 28th day of January, 2005, ____________________ who is personally known to me appeared before me in his/her capacity as the ___________________ of _________ ("Grantor") and executed on behalf of Grantor the Power of Attorney in favor of _____________ to which this Certificate is attached.


                                        ------------------------------------
                                        Notary Public

                               EXHIBIT 5(c)(v)(A)

                                     FORM OF
                     NOTICE OF SECURITY INTEREST IN PATENTS
                                 AND TRADEMARKS


          NOTICE IS HEREBY GIVEN that National Lampoon, Inc., a Delaware corporation, National Lampoon Networks, Inc., a Delaware corporation and National Lampoon Tours, Inc., a California corporation, (collectively "Grantors") with office located at 10900 Wilshire Boulevard, Suite 1000, Los Angeles, California 90024, and N. Williams Family Investments, L.P. (the "Secured Party") with an address at c/o Lake City Bank, P.O. Box 11053, Fort Wayne, Indiana 46855, Attn: Keith Davis, Trust Officer, have entered into a Security Agreement dated as of January 28, 2005 (the "Security Agreement").

          Pursuant to the Security Agreement, the Grantors have conveyed, pledged, assigned and transferred to the Secured Party, and have granted to the Secured Party, a security interest in, (a) the registered patents, applications for registration of patents, and licenses of registered patents listed in Schedule A hereto, (b) the registered trademarks and service marks, applications for registration of trademarks and service marks, and licenses of registered trademarks and service marks listed in Schedule B hereto, together with the goodwill of the business symbolized thereby, (c) all actions for infringement concerning the foregoing, and (d) all receivables arising out of the foregoing, to secure the payment, performance and observance of the Obligations as defined in the Security Agreement.

          The Commissioner of Patents and Trademarks is requested to record this notice in its records.

Dated: January 28, 2005


                                              NATIONAL LAMPOON, INC.,


                                              By:
                                                  ------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                     ---------------------------


                                              NATIONAL LAMPOON NETWORKS, INC.,


                                              By:
                                                  ------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                     ---------------------------

                                              NATIONAL LAMPOON TOURS, INC.,


                                              By:
                                                  ------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                     ---------------------------

                               EXHIBIT 5(c)(v)(B)

                                     FORM OF
                         NOTICE OF SECURITY INTEREST IN
                     AND COLLATERAL ASSIGNMENT OF COPYRIGHTS


          NOTICE IS HEREBY GIVEN that National Lampoon, Inc., a Delaware corporation, National Lampoon Networks, Inc., a Delaware corporation and National Lampoon Tours, Inc., a California corporation, (collectively "Grantors"), with office located at 10900 Wilshire Boulevard, Suite 1000, Los Angeles, California 90024, and N. Williams Family Investments, L.P. (the "Secured Party") with an address at c/o Lake City Bank, P.O. Box 11053, Fort Wayne, Indiana 46855, Attn: Keith Davis, Trust Officer, have entered into a Security Agreement dated as of January 28, 2005 (the "Security Agreement").

          To secure the Obligations described in the Security Agreement, Grantors grant and pledge to Secured Party a security interest in all of Grantors' right, title and interest in, to and under all Copyrights, whether now owned by or owing to, or hereafter acquired by or arising in favor of Grantors including without limitation all Copyrights listed on Schedule A, all Products related thereto, and including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions continuations, renewals, extensions and continuations-in-part thereof.

          This security interest is granted in conjunction with the security interest granted to Secured Party under the Security Agreement. The rights and remedies of Secured Party with respect to the security interest granted hereby are in addition to those set forth in the Security Agreement, and those which are now or hereafter available to Secured Party as a matter of law or equity.

          Each right, power and remedy of Secured Party provided for herein or in the Security Agreement, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Secured Party of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement or the Security Agreement, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Secured Party, of any or all other rights, powers or remedies.

Dated: January 28, 2005

                                               NATIONAL LAMPOON, INC.,


                                               By:
                                                   -----------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                      --------------------------



                                               NATIONAL LAMPOON NETWORKS, INC.,


                                               By:
                                                   -----------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                      --------------------------



                                               NATIONAL LAMPOON TOURS, INC.,


                                               By:
                                                   -----------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                      --------------------------

                                   SCHEDULE A

                              INTELLECTUAL PROPERTY

                             NATIONAL LAMPOON, INC.
               SCHEDULE OF REGISTERED INTELLECTUAL PROPERTY RIGHTS

1.       Federal Patent Registrations and Applications: None.

2.       Federal Copyright Registrations:

---------------------------- -------------------- ------------------------------------ ------------------- -----------------
           TITLE                 DESCRIPTION                   CLAIMANT                     REG. NO.          REG. DATE
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Heidi Miller's body          Video Cassette       National Lampoon, Inc.                   PA-386-058         08/15/1988
sculpting
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
How to have a moneymaking    Video Cassette       National Lampoon, Inc.                   PA-387-814         08/15/1988
garage sale
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Smart cookies don't crumble  Video Cassette       National Lampoon, Inc.                   PA-388-027         08/15/1988
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Chef Paul Prudhomme's        Video Cassette       National Lampoon, Inc.                   PA-388-030         08/15/1988
Louisiana kitchen
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Franco Columbu's Superset    Video Cassette       National Lampoon, Inc.                   PA-388-031         08/15/1988
shape-up
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Tracy Scoggins' Tough stuff  Video Cassette       National Lampoon, Inc.                   PA-410-491         08/15/1988
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Teen Steam                   Video Cassette       National Lampoon, Inc.                   PA-411-068         08/15/1988
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Ball talk:  baseball's       Video Cassette       National Lampoon, Inc.                   PA-418-830         04/25/1989
voices of summer
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Stand-up Reagan              Video Cassette       National Lampoon, Inc.                   PA-418-867         04/25/1989
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Debby Boone's Hug-a-long     Video Cassette       National Lampoon, Inc.                   PA-455-172         02/19/1989
songs
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Cybercops:  episode 1.       Website              National Lampoon, Inc.                  PA-1-000-987        08/02/2000
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Gunnerville High.            Website              National Lampoon, Inc.                  PA-1-003-663        08/02/2000
---------------------------- -------------------- ------------------------------------ ------------------- -----------------

---------------------------- -------------------- ------------------------------------ ------------------- -----------------
           TITLE                 DESCRIPTION                   CLAIMANT                     REG. NO.          REG. DATE
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Ain't no time.               Sound Cassette and   National Lampoon, Inc.                 PAu-1-742-811        02/25/1993
                             Lyrical Sheet
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Rainbow TV: the              Sound Cassette       National Lampoon, Inc.                   SR-276-732         01/20/2000
all-inclusive network.
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Gunnerville High School.     Sound Cassette       National Lampoon, Inc.                   SR-276-734         01/20/2000
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Editor's rant.               Sound Cassette       National Lampoon, Inc.                   SR-276-735         01/20/2000
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Apocalyptic Al.              Sound Cassette       National Lampoon, Inc.                   SR-276-746         01/20/2000
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Or we'll shoot this dog.     Sound Cassette       National Lampoon, Inc.                   SR-276-747         01/20/2000
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Jenni.cam                    Sound Cassette       National Lampoon, Inc.                   SR-276-748         01/20/2000
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
NLBS. Sound Cassette National Lampoon, Inc. SR-276-750 01/20/2000
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Fantasy loser's league.      Sound Cassette       National Lampoon, Inc.                   SR-276-751         01/20/2000
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon totally     Book                 National Lampoon, Inc.                  TX-3-984-295        12/12/1994
true facts:  a brand-new
collection of absurd
but-true real-life funny
stuff
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon's truly     Book                 National Lampoon, Inc.                  TX-4-051-392        11/02/1995
twisted cartoons:  if it's
tasteless, it's in here
---------------------------- -------------------- ------------------------------------ ------------------- -----------------

---------------------------- -------------------- ------------------------------------ ------------------- -----------------
           TITLE                 DESCRIPTION                   CLAIMANT                     REG. NO.          REG. DATE
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon presents    Book                 National Lampoon, Inc.                  TX-4-171-211        12/22/1995
true facts:  the big
book:  the complete,
unexpurgated assembly of
amazing ads, stupefying
signs, weird wedding
announcements, and other
absurd-but-true samples of
real -life funny stuff
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon's white     Book                 National Lampoon, Inc.                  TX-4-254-012        10/17/1995
bread snaps.
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National lampoon virtual     Printout             National Lampoon, Inc.                  TX-5-054-405        02/10/2000
candidate 2000.
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Trash tattoo.                Page                 National Lampoon, Inc.                  TX-5-067-799        02/28/2000
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Smash & grab.                Website              National Lampoon, Inc.                  TX-5-357-156        01/28/2000
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Jenni.cam. Website National Lampoon, Inc. TX-5-357-157 01/28/2000
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
News on the march.           Website              National Lampoon, Inc.                  TX-5-357-158        01/28/2000
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Virtual candidate 2000.      Artwork for Website  National Lampoon, Inc.                  VA-1-021-500        02/10/2000
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Enter this site or we'll     Photoprint           National Lampoon, Inc.                  VA-1-058-221        01/28/2000
shoot this dog
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Gunnerville High School.     Photoprint           National Lampoon, Inc.                  VA-1-058-222        01/28/2000
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Flashbacks. Computer Graphics National Lampoon, Inc. VA-1-058-223 01/28/2000
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Editor's rant.               Photoprint           National Lampoon, Inc.                  VA-1-058-224        01/28/2000
---------------------------- -------------------- ------------------------------------ ------------------- -----------------

---------------------------- -------------------- ------------------------------------ ------------------- -----------------
           TITLE                 DESCRIPTION                   CLAIMANT                     REG. NO.          REG. DATE
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Apocalyptic Al               Computer Graphics    National Lampoon, Inc.                  VA-1-058-225        01/28/2000
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Adelphian Lodge.             Computer Graphics    National Lampoon, Inc.                  VA-1-058-226        01/28/2000
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Stick it to em.              Computer Graphics    National Lampoon, Inc.                  VA-1-058-227        01/28/2000
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Jenni.cam                    Photoprint           National Lampoon, Inc.                  VA-1-058-228        01/28/2000
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Rainbow TV - the             Photoprint and       National Lampoon, Inc.                  VA-1-058-229        01/28/2000
all-inclusive network.       Computer Graphics
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Worldwide waste of time.     Computer Graphics    National Lampoon, Inc.                  VA-1-058-230        01/28/2000
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Voyercam. Computer Graphics National Lampoon, Inc. VA-1-058-231 01/28/2000
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Trash tattoo.                Computer Graphics    National Lampoon, Inc.                  VA-1-058-232        01/28/2000
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Cybercops. Computer Graphics National Lampoon, Inc. VA-1-058-233 01/28/2000
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Gunnerville High School.     Computer Graphics    National Lampoon, Inc.                  VA-1-058-234        01/28/2000
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
NLBS. Computer Graphics National Lampoon, Inc. VA-1-058-235 01/28/2000
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Fantasy Loser's League.      Computer Graphics    National Lampoon, Inc.                  VA-1-058-236        01/28/2000
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Smash & grab.                Computer Graphics    National Lampoon, Inc.                  VA-1-058-237        01/28/2000
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
The dregs                    Website              National Lampoon, Inc.                  TX 5-092-744        01/28/2000
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                   B: 578989
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 581764
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 594460
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 596546
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 606623
---------------------------- -------------------- ------------------------------------ ------------------- -----------------

---------------------------- -------------------- ------------------------------------ ------------------- -----------------
           TITLE                 DESCRIPTION                   CLAIMANT                     REG. NO.          REG. DATE
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 611489
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 624921
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 618430
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 633959
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 633958
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 639914
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 668972
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 668973
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 668974
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 668975
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 674274
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 688090
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 688714
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 697369
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 709177
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 711551
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 717768
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 725263
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 735998
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 740465
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 745276
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 757418
---------------------------- -------------------- ------------------------------------ ------------------- -----------------

---------------------------- -------------------- ------------------------------------ ------------------- -----------------
           TITLE                 DESCRIPTION                   CLAIMANT                     REG. NO.          REG. DATE
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 758587
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 767782
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 773307
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 782489
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 785901
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 801588
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 803007
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 809087
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 818221
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 825730
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 834403
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 837511
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 848924
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 855812
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 860635
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 871008
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 874933
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 884387
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 891302
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 902787
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 918610
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 918611
---------------------------- -------------------- ------------------------------------ ------------------- -----------------

---------------------------- -------------------- ------------------------------------ ------------------- -----------------
           TITLE                 DESCRIPTION                   CLAIMANT                     REG. NO.          REG. DATE
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 925057
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 935241
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 937733
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 958315
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 958316
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 971823
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 973535
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 984166
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 988340
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 996475
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                     B 4297
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 12808
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 21720
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 25065
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 33125
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 40529
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 48703
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 57325
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 64185
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 74832
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 81754
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 85384
---------------------------- -------------------- ------------------------------------ ------------------- -----------------

---------------------------- -------------------- ------------------------------------ ------------------- -----------------
           TITLE                 DESCRIPTION                   CLAIMANT                     REG. NO.          REG. DATE
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 137088
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 156295
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 152103
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 156296
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 164353
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 170216
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 177760
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 233599
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 248569
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 248570
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 265694
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 273054
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                    B 281437
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon.  The                            National Lampoon, Inc.                    B 907480
Best of Number 4
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
The Best of National                              National Lampoon, Inc.                    A 336334
Lampoon No. 1
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
The Best of National                              National Lampoon, Inc.                    A 423189
Lampoon No. 3
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Letters From the Editor of                        National Lampoon, Inc.                    A 420415
National lampoon
---------------------------- -------------------- ------------------------------------ ------------------- -----------------

---------------------------- -------------------- ------------------------------------ ------------------- -----------------
           TITLE                 DESCRIPTION                   CLAIMANT                     REG. NO.          REG. DATE
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon:  This                           National Lampoon, Inc.                    A 532080
Side of Parodies
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Would You By a Used Car                           National Lampoon, Inc.                    A 317995
From This Man?
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon:  a Dirty                        National Lampoon, Inc.                    A 728026
Book
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Art Poster Book                                   National Lampoon, Inc.                    A 694476
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon:  The                            National Lampoon, Inc.                    A 764189
Best of No. 6
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon Presents                         National Lampoon, Inc.                    A 854544
the Naked and the Nude
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon, the                             National Lampoon, Inc.                    A 578840
Paperback Conspiracy
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon:  the                            National Lampoon, Inc.                    A 529031
Best of Number 4, Vol. 1,
No. 5
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon:  The                            National Lampoon, Inc.                    A 681033
Gentleman's Bathroom
Companion
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
The 199th Birthday Book                           National Lampoon, Inc.                    A 741350
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
The Job of Sex:  A                                National Lampoon, Inc.                    A 550712
Workingman's Guide to
Productive Lovemaking
---------------------------- -------------------- ------------------------------------ ------------------- -----------------

---------------------------- -------------------- ------------------------------------ ------------------- -----------------
           TITLE                 DESCRIPTION                   CLAIMANT                     REG. NO.          REG. DATE
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Missing White House Tapes;                        National Lampoon, Inc.                    DU 89349          01/30/1974
Impeachment Day Ceremonies
Script
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon 1964 High                        National Lampoon, Inc.                    A 541513
School Yearbook Parody
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon Presents                         National Lampoon, Inc.                    A 828588
the Up Yourself Book
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
The Breast of National                            National Lampoon, Inc.                    A 377706
Lampoon; a Collection of
Sexual Humor
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon Comics                           National Lampoon, Inc.                    A 572874
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
The National Lampoon                              National Lampoon, Inc.                    A 479368
Encyclopedia of Humor
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon comedy                           National Lampoon, Inc.                 PAu-1-434-923        09/20/1990
playoffs.
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon, another                         National Lampoon, Inc.                   TX-232-406         03/29/1979
dirty book
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon Sunday                           National Lampoon, Inc.                   TX-347-662         08/31/1979
newspaper parody
---------------------------- -------------------- ------------------------------------ ------------------- -----------------

---------------------------- -------------------- ------------------------------------ ------------------- -----------------
           TITLE                 DESCRIPTION                   CLAIMANT                     REG. NO.          REG. DATE
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon, slightly                        National Lampoon, Inc.                   TX-365-426         11/07/1979
higher in Canada:  an
unassuming anthology of
Canadian-type material
from the pages of the
National Lampoon
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
The Iron on book:  sixteen                        National Lampoon, Inc.                   TX-379-403         08/31/1979
original designs for your
chest
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
The National Lampoon's                            National Lampoon, Inc.                   TX-384-974         11/19/1979
Animal house book
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon's                                National Lampoon, Inc.                   TX-396-473         11/05/1979
Cartoons even we wouldn't
dare print:  a collection
of thoroughly
reprehensible cartoons
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Jeff Greenfield's Book of                         National Lampoon, Inc.                   TX-402-260         11/16/1979
books
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon's tenth                          National Lampoon, Inc.                   TX-540-642         03/25/1980
anniversary anthology
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon foto                             National Lampoon, Inc.                   TX-544-611         07/08/1980
funnies
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon true facts                       National Lampoon, Inc.                   TX-808-981         12/03/1981
---------------------------- -------------------- ------------------------------------ ------------------- -----------------

---------------------------- -------------------- ------------------------------------ ------------------- -----------------
           TITLE                 DESCRIPTION                   CLAIMANT                     REG. NO.          REG. DATE
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Hitler's favorite cartoons                        National Lampoon, Inc.                   TX-907-682         04/21/1982
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon peekers                          National Lampoon, Inc.                   TX-945-741         06/23/1982
and other true facts
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon son of                           National Lampoon, Inc.                  TX-1-622-171        07/25/1985
cartoons even we wouldn't
dare print II:  a sequel
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon dirty                            National Lampoon, Inc.                  TX-1-797-519        04/15/1986
joke book
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon true                             National Lampoon, Inc.                  TX-2-906-982        08/07/1990
facts 1991 calendar
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon presents                         National Lampoon, Inc.                  TX-3-159-281        04/26/1991
true facts:  the book
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon true                             National Lampoon, Inc.                  TX-3-223-950        09/12/1991
facts 1992 calendar
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon presents                         National Lampoon, Inc.                  TX-3-273-518        03/17/1992
More true facts:  an
all-new collection of
absurd-but-true real-life
funny stuff
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon's Truly                          National Lampoon, Inc.                  TX-3-462-011        10/23/1992
tasteless cartoons:  the
best of the worst
---------------------------- -------------------- ------------------------------------ ------------------- -----------------

---------------------------- -------------------- ------------------------------------ ------------------- -----------------
           TITLE                 DESCRIPTION                   CLAIMANT                     REG. NO.          REG. DATE
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
That's sick:  The National                        National Lampoon, Inc.                  TX-3-799-435        04/14/1994
lampoon's rudest and
crudest cartoons
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                   TX 244-608         03/14/1979
                             -------------------- ------------------------------------ ------------------- -----------------
                                                                                           TX 244-607         03/14/1979
                             --------------------                                      ------------------- -----------------
                                                                                           TX 244-606         03/14/1979
                             --------------------                                      ------------------- -----------------
                                                                                           TX 244-605         03/14/1979
                             -------------------- ------------------------------------ ------------------- -----------------
                                                                                           TX 244-604         03/14/1979
                             --------------------                                      ------------------- -----------------
                                                                                           TX 244-603         03/14/1979
                             --------------------                                      ------------------- -----------------
                                                                                           TX 244-600         03/14/1979
                             --------------------                                      ------------------- -----------------
                                                                                           TX 244-601         03/14/1979
                             --------------------                                      ------------------- -----------------
                                                                                           TX 244-602         03/14/1979
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                   TX 347-663         03/14/1979
                             --------------------                                      ------------------- -----------------
                                                                                           TX 347-668         03/14/1979
                             --------------------                                      ------------------- -----------------
                                                                                           TX 347-672         03/14/1979
                             --------------------                                      ------------------- -----------------
                                                                                           TX 347-669         05/03/1979
                             --------------------                                      ------------------- -----------------
                                                                                           TX 347-667         05/03/1979
                             --------------------                                      ------------------- -----------------
                                                                                           TX 347-666         05/01/1979
                             --------------------                                      ------------------- -----------------
                                                                                           TX 347-673         05/01/1979
                             --------------------                                      ------------------- -----------------
                                                                                           TX 347-674         05/01/1979
                             --------------------                                      ------------------- -----------------
                                                                                           TX 347-664         09/04/1979
                             --------------------                                      ------------------- -----------------
                                                                                           TX 347-665         09/04/1979
---------------------------- -------------------- ------------------------------------ ------------------- -----------------

---------------------------- -------------------- ------------------------------------ ------------------- -----------------
           TITLE                 DESCRIPTION                   CLAIMANT                     REG. NO.          REG. DATE
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
                                                                                           TX 347-670         09/05/1979
                             --------------------                                      ------------------- -----------------
                                                                                           TX 347-671         09/05/1979
                             --------------------                                      ------------------- -----------------
                                                                                           TX 360-828         10/19/1979
                             --------------------                                      ------------------- -----------------
                                                                                           TX 360-829         10/19/1979
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                   TX 418-860         12/14/1979
                             --------------------                                      ------------------- -----------------
                                                                                           TX 418-861         02/21/1980
                             -------------------- ------------------------------------ ------------------- -----------------
                                                                                           TX 418-862         02/21/1980
                             --------------------                                      ------------------- -----------------
                                                                                           TX 424-859         02/21/1980
                             --------------------                                      ------------------- -----------------
                                                                                           TX 483-274         03/24/1980
                             --------------------                                      ------------------- -----------------
                                                                                           TX 486-569         05/29/1980
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                   TX 509-660         04/21/1980
                             --------------------                                      ------------------- -----------------
                                                                                           TX 521-123         07/07/1980
                             --------------------                                      ------------------- -----------------
                                                                                           TX 518-472         07/28/1980
                             --------------------                                      ------------------- -----------------
                                                                                           TX 537-416         09/08/1980
                             --------------------                                      ------------------- -----------------
                                                                                           TX 592-060         12/05/1980
                             --------------------                                      ------------------- -----------------
                                                                                           TX 581-606         11/10/1980
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                   TX 644-795         12/01/1980
                             --------------------                                      ------------------- -----------------
                                                                                           TX 644-828         01/05/1981
                             --------------------                                      ------------------- -----------------
                                                                                           TX 675-911         04/23/1981
                             --------------------                                      ------------------- -----------------
                                                                                           TX 644-829         01/26/1981
                             --------------------                                      ------------------- -----------------
                                                                                           TX 671-101         03/03/1981
                             --------------------                                      ------------------- -----------------
                                                                                           TX 675-910         03/30/1981
---------------------------- -------------------- ------------------------------------ ------------------- -----------------

---------------------------- -------------------- ------------------------------------ ------------------- -----------------
           TITLE                 DESCRIPTION                   CLAIMANT                     REG. NO.          REG. DATE
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
                                                                                           TX 689-192         05/01/1981
                             --------------------                                      ------------------- -----------------
                                                                                           TX 706-321         05/22/1981
                             --------------------                                      ------------------- -----------------
                                                                                           TX 718-965         06/25/1981
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                   TX 740-533         07/27/1981
                             --------------------                                      ------------------- -----------------
                                                                                           TX 750-923         08/24/1981
                             --------------------                                      ------------------- -----------------
                                                                                           TX 775-880         09/28/1981
                             -------------------- ------------------------------------ ------------------- -----------------
                                                                                           TX 789-928         10/23/1981
                             --------------------                                      ------------------- -----------------
                                                                                           TX 823-506         12/30/1981
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                   TX 871-131         01/21/1982
                             --------------------                                      ------------------- -----------------
                                                                                           TX 854-039         02/26/1982
                             --------------------                                      ------------------- -----------------
                                                                                           TX 879-048         03/31/1982
                             --------------------                                      ------------------- -----------------
                                                                                           TX 895-622         04/21/1982
                             --------------------                                      ------------------- -----------------
                                                                                           TX 916-440         05/24/1982
                             --------------------                                      ------------------- -----------------
                                                                                           TX 923-569         06/23/1982
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                   TX 808-982         11/27/1981
                             --------------------                                      ------------------- -----------------
                                                                                           TX 938-965         07/26/1982
                             --------------------                                      ------------------- -----------------
                                                                                           TX 973-106         08/25/1982
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-004-476        09/27/1982
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-004-477        10/25/1982
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-011-809        11/26/1982
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                  TX 1-054-013        12/27/1982
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-053-080        01/28/1983
---------------------------- -------------------- ------------------------------------ ------------------- -----------------

---------------------------- -------------------- ------------------------------------ ------------------- -----------------
           TITLE                 DESCRIPTION                   CLAIMANT                     REG. NO.          REG. DATE
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
                                                                                          TX 1-062-587        03/01/1983
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-089-298        04/05/1983
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-106-578        04/25/1983
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-119-853        05/27/1983
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                  TX 1-190-353        06/24/1983
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-194-913        07/25/1983
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-193-077        08/25/1983
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-204-103        10/03/1983
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-230-792        10/31/1983
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                  TX 1-251-409        12/09/1983
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-272-725        01/06/1984
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-275-407        01/30/1984
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-303-745        03/05/1984
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-326-005        03/29/1984
                             --------------------                                      ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                  TX 1-349-455        04/26/1984
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-352-688        05/29/1984
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-383-533        06/28/1984
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-394-294        07/26/1984
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-408-020        08/24/1984
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-425-928        09/26/1984
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-456-819        10/29/1984
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                  TX 1-476-774        11/26/1984
---------------------------- -------------------- ------------------------------------ ------------------- -----------------

---------------------------- -------------------- ------------------------------------ ------------------- -----------------
           TITLE                 DESCRIPTION                   CLAIMANT                     REG. NO.          REG. DATE
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
                                                                                          TX 1-497-995        01/14/1985
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-515-582        01/29/1985
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-527-380        03/12/1985
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-553-740        04/03/1985
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-566-445        05/02/1985
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                  TX 1-582-633        05/29/1985
                             -------------------- ------------------------------------ ------------------- -----------------
                                                                                          TX 1-617-807        06/25/1985
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-634-940        07/29/1985
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-658-436        08/28/1985
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-662-714        09/20/1985
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-688-882        10/28/1985
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-702-932        12/02/1985
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                  TX 1-723-939        12/23/1985
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-744-842        01/27/1986
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-791-363        02/26/1986
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-794-559        04/07/1986
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                  TX 1-858-428        05/27/1986
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-841-564        06/09/1986
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-885-884        08/13/1986
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-890-213        08/13/1986
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-919-800        09/22/1986
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-936-540        10/20/1986
---------------------------- -------------------- ------------------------------------ ------------------- -----------------

---------------------------- -------------------- ------------------------------------ ------------------- -----------------
           TITLE                 DESCRIPTION                   CLAIMANT                     REG. NO.          REG. DATE
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                  TX 2-001-853        12/30/1986
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                  TX 2-142-606        09/21/1987
                             --------------------                                      ------------------- -----------------
                                                                                          TX 2-165-789        10/07/1987
                             --------------------                                      ------------------- -----------------
                                                                                          TX 2-171-738        10/28/1987
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                  TX 2-280-402        04/11/1988
                             --------------------                                      ------------------- -----------------
                                                                                          TX 2-280-401        04/11/1988
                             -------------------- ------------------------------------ ------------------- -----------------
                                                                                          TX 2-215-857        12/21/1987
                             --------------------                                      ------------------- -----------------
                                                                                          TX 2-218-600        12/24/1987
                             --------------------                                      ------------------- -----------------
                                                                                          TX 2-246-544        02/18/1988
                             --------------------                                      ------------------- -----------------
                                                                                          TX 2-299-669        04/18/1988
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                  TX 2-368-614        03/25/1988
                             --------------------                                      ------------------- -----------------
                                                                                          TX 2-368-620        03/25/1988
                             --------------------                                      ------------------- -----------------
                                                                                          TX 2-336-235        06/13/1988
                             --------------------                                      ------------------- -----------------
                                                                                          TX 2-376-066        08/22/1988
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                  TX 2-502-608        02/24/1989
                             --------------------                                      ------------------- -----------------
                                                                                          TX 2-526-863        11/02/1988
                             --------------------                                      ------------------- -----------------
                                                                                          TX 2-466-526        12/23/1988
                             --------------------                                      ------------------- -----------------
                                                                                          TX 2-465-327        12/23/1988
                             --------------------                                      ------------------- -----------------
                                                                                          TX 2-499-560        02/23/1989
                             --------------------                                      ------------------- -----------------
                                                                                          TX 2-528-082        04/14/1989
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                  TX 2-579-005        06/14/1989
                             --------------------                                      ------------------- -----------------
                                                                                          TX 2-620-993        08/18/1989
---------------------------- -------------------- ------------------------------------ ------------------- -----------------

---------------------------- -------------------- ------------------------------------ ------------------- -----------------
           TITLE                 DESCRIPTION                   CLAIMANT                     REG. NO.          REG. DATE
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
                                                                                          TX 2-670-005        10/27/1989
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                  TX 2-708-426        12/29/1989
                             --------------------                                      ------------------- -----------------
                                                                                          TX 2-811-501        04/23/1990
                             --------------------                                      ------------------- -----------------
                                                                                          TX 2-811-500        04/23/1990
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                  TX 2-858-033        07/17/1990
                             --------------------                                      ------------------- -----------------
                                                                                          TX 2-878-499        08/24/1990
                             --------------------                                      ------------------- -----------------
                                                                                          TX 2-924-929        10/30/1990
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                  TX 3-032-465        04/03/1991
                             --------------------                                      ------------------- -----------------
                                                                                          TX 3-032-466        04/03/1991
                             --------------------                                      ------------------- -----------------
                                                                                          TX 3-034-811        04/03/1991
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon                                  National Lampoon, Inc.                  TX 3-097-183        05/01/1991
                             --------------------                                      ------------------- -----------------
                                                                                          TX 3-128-004        08/27/1991
                             --------------------                                      ------------------- -----------------
                                                                                          TX 3-132-814        08/21/1991
                             --------------------                                      ------------------- -----------------
                                                                                          TX 3-136-111        08/28/1991
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon best of                          National Lampoon, Inc.                   TX 347-661         08/31/1979
number . . .
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon best of                          National Lampoon, Inc.                   TX 418-992         08/31/1979
number . . .
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon best of                          National Lampoon, Inc.                   TX 810-136         12/10/1981
number . . .
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Gentleman's bathroom                              National Lampoon, Inc.                   TX 418-991         08/31/1979
companion . . .
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon . . .                            National Lampoon, Inc.                   TX 521-124         06/19/1980
anniversary anthology
---------------------------- -------------------- ------------------------------------ ------------------- -----------------

---------------------------- -------------------- ------------------------------------ ------------------- -----------------
           TITLE                 DESCRIPTION                   CLAIMANT                     REG. NO.          REG. DATE
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
                                                                                           TX 580-087         11/06/1980
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
National Lampoon All-new                          National Lampoon, Inc.                  TX 1-937-589        10/21/1986
true facts . . .
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
The National Lampoon                              National Lampoon, Inc.                  TX 3-243-157        02/12/1992
Treasury of Humor
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
That's sick:  The National                        National Lampoon, Inc.                  TX 3-799-435        04/14/1994
Lampoon's rudest and
crudest cartoons
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Heavy Metal                                       National Lampoon, Inc.                   TX 141-752         03/10/1978
                             --------------------                                      ------------------- -----------------
                                                                                           TX 141-751         03/10/1978
                             --------------------                                      ------------------- -----------------
                                                                                           TX 141-750         03/10/1978
                             --------------------                                      ------------------- -----------------
                                                                                           TX 113-307         08/01/1978
                             --------------------                                      ------------------- -----------------
                                                                                           TX 117-728         09/28/1978
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Heavy Metal                                       National Lampoon, Inc.                   TX 230-188         07/03/1978
                             --------------------                                      ------------------- -----------------
                                                                                           TX 230-189         07/03/1978
                             --------------------                                      ------------------- -----------------
                                                                                           TX 230-190         07/03/1978
                             --------------------                                      ------------------- -----------------
                                                                                           TX 230-191         07/03/1978
                             --------------------                                      ------------------- -----------------
                                                                                           TX 212-254         08/30/1978
                             --------------------                                      ------------------- -----------------
                                                                                           TX-212-253         11/15/1978
                             --------------------                                      ------------------- -----------------
                                                                                           TX-240-977         05/04/1979
                             --------------------                                      ------------------- -----------------
                                                                                           TX 263-685         02/01/1979
                             --------------------                                      ------------------- -----------------
                                                                                           TX-254-991         02/08/1979
---------------------------- -------------------- ------------------------------------ ------------------- -----------------

---------------------------- -------------------- ------------------------------------ ------------------- -----------------
           TITLE                 DESCRIPTION                   CLAIMANT                     REG. NO.          REG. DATE
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
                                                                                           TX 277-479         07/03/1979
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Heavy Metal                                       National Lampoon, Inc.                   TX 307-041         05/04/1979
                             --------------------                                      ------------------- -----------------
                                                                                           TX 330-366         09/14/1979
                             --------------------                                      ------------------- -----------------
                                                                                           TX 288-211         05/15/1979
                             --------------------                                      ------------------- -----------------
                                                                                           TX 342-498         10/05/1979
                             --------------------                                      ------------------- -----------------
                                                                                           TX 342-499         10/05/1979
                             --------------------                                      ------------------- -----------------
                                                                                           TX 315-700         08/15/1979
                             --------------------                                      ------------------- -----------------
                                                                                           TX 321-276         09/04/1979
                             --------------------                                      ------------------- -----------------
                                                                                           TX 345-419         10/05/1979
                             --------------------                                      ------------------- -----------------
                                                                                           TX 362-170         11/05/1979
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Heavy Metal                                       National Lampoon, Inc.                   TX 461-212         11/19/1979
                             --------------------                                      ------------------- -----------------
                                                                                           TX 403-640         01/10/1980
                             --------------------                                      ------------------- -----------------
                                                                                           TX 444-814         03/25/1980
                             --------------------                                      ------------------- -----------------
                                                                                           TX 461-213         03/24/1980
                             --------------------                                      ------------------- -----------------
                                                                                           TX 444-813         03/25/1980
                             --------------------                                      ------------------- -----------------
                                                                                           TX 463-862         04/21/1980
                             --------------------                                      ------------------- -----------------
                                                                                           TX 474-389         05/19/1980
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Heavy Metal                                       National Lampoon, Inc.                   TX 510-133         06/19/1980
                             --------------------                                      ------------------- -----------------
                                                                                           TX-529-905         08/11/1980
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Heavy Metal                                       National Lampoon, Inc.                   TX 628-621         10/31/1980
                             --------------------                                      ------------------- -----------------
                                                                                           TX 628-620         10/31/1980
                             --------------------                                      ------------------- -----------------
                                                                                           TX 628-619         10/31/1980
---------------------------- -------------------- ------------------------------------ ------------------- -----------------

---------------------------- -------------------- ------------------------------------ ------------------- -----------------
           TITLE                 DESCRIPTION                   CLAIMANT                     REG. NO.          REG. DATE
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
                                                                                           TX 716-913         04/03/1981
                             --------------------                                      ------------------- -----------------
                                                                                           TX 716-914         04/03/1981
                             --------------------                                      ------------------- -----------------
                                                                                           TX 716-912         04/03/1981
                             --------------------                                      ------------------- -----------------
                                                                                           TX 705-631         04/01/1981
                             --------------------                                      ------------------- -----------------
                                                                                           TX 720-512         06/19/1981
                             --------------------                                      ------------------- -----------------
                                                                                           TX 718-850         06/18/1981
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Heavy Metal                                       National Lampoon, Inc.                   TX 744-974         04/01/1981
                             --------------------                                      ------------------- -----------------
                                                                                           TX 752-833         07/28/1981
                             --------------------                                      ------------------- -----------------
                                                                                           TX 760-062         09/08/1981
                             --------------------                                      ------------------- -----------------
                                                                                           TX 772-506         09/28/1981
                             --------------------                                      ------------------- -----------------
                                                                                           TX 808-343         11/23/1981
                             --------------------                                      ------------------- -----------------
                                                                                           TX 803-073         11/23/1981
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Heavy Metal                                       National Lampoon, Inc.                   TX 826-660         12/17/1981
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
                                                                                           TX 844-264         01/27/1982
                             --------------------                                      ------------------- -----------------
                                                                                           TX 853-885         02/16/1982
                             --------------------                                      ------------------- -----------------
                                                                                           TX 888-162         04/12/1982
                             --------------------                                      ------------------- -----------------
                                                                                           TX 905-724         05/13/1982
                             --------------------                                      ------------------- -----------------
                                                                                           TX 921-984         06/17/1982
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Heavy Metal                                       National Lampoon, Inc.                   TX 956-852         08/09/1982
                             --------------------                                      ------------------- -----------------
                                                                                           TX 965-368         09/08/1982
                             --------------------                                      ------------------- -----------------
                                                                                           TX 961-553         08/26/1982
---------------------------- -------------------- ------------------------------------ ------------------- -----------------

---------------------------- -------------------- ------------------------------------ ------------------- -----------------
           TITLE                 DESCRIPTION                   CLAIMANT                     REG. NO.          REG. DATE
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
                                                                                           TX 980-776         09/23/1982
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Heavy Metal                                       National Lampoon, Inc.                  TX 1-074-929        10/15/1982
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-116-447        05/19/1983
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-051-494        01/21/1983
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-124-575        05/19/1983
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Heavy Metal                                       National Lampoon, Inc.                  TX 1-136-605        11/16/1982
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-143-785        02/14/1983
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-133-247        04/25/1983
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-133-248        04/25/1983
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-167-089        07/19/1983
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-162-199        07/18/1983
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-203-083        09/23/1983
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-203-088        09/23/1983
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Heavy Metal                                       National Lampoon, Inc.                  TX 1-256-837        12/07/1983
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-249-255        12/05/1983
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-281-944        02/03/1984
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-284-550        02/03/1984
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-299-064        02/03/1984
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Heavy Metal                                       National Lampoon, Inc.                  TX 1-395-577        05/21/1984
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-352-273        05/21/1984
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-352-250        05/21/1984
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-392-501        07/20/1984
---------------------------- -------------------- ------------------------------------ ------------------- -----------------

---------------------------- -------------------- ------------------------------------ ------------------- -----------------
           TITLE                 DESCRIPTION                   CLAIMANT                     REG. NO.          REG. DATE
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
                                                                                          TX 1-433-721        09/24/1984
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-398-583        07/20/1984
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-451-520        10/12/1984
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-446-273        10/12/1984
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-451-513        10/15/1984
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Heavy Metal                                       National Lampoon, Inc.                  TX 1-560-747        04/25/1985
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-571-973        04/25/1985
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-566-298        04/25/1985
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-566-297        04/25/1985
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-562-352        04/25/1985
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Heavy Metal                                       National Lampoon, Inc.                  TX 1-624-872        07/12/1985
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Heavy Metal                                       National Lampoon, Inc.                  TX 1-948-492        11/28/1986
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-948-493        11/28/1986
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Heavy Metal                                       National Lampoon, Inc.                  TX 1-954-688        12/03/1986
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-954-653        12/03/1986
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-986-533        12/03/1986
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-986-532        12/03/1986
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-954-150        12/01/1986
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-954-149        12/01/1986
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-964-852        12/15/1986
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-964-855        12/16/1986
                             --------------------                                      ------------------- -----------------
                                                                                          TX 1-964-853        12/15/1986
---------------------------- -------------------- ------------------------------------ ------------------- -----------------

---------------------------- -------------------- ------------------------------------ ------------------- -----------------
           TITLE                 DESCRIPTION                   CLAIMANT                     REG. NO.          REG. DATE
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Heavy Metal                                       National Lampoon, Inc.                  TX 2-130-268        08/19/1987
                             --------------------                                      ------------------- -----------------
                                                                                          TX 2-136-702        08/19/1987
                             --------------------                                      ------------------- -----------------
                                                                                          TX 2-134-966        08/19/1987
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Heavy Metal                                       National Lampoon, Inc.                  TX 2-879-177        08/06/1990
                             --------------------                                      ------------------- -----------------
                                                                                          TX 2-882-592        08/06/1990
                             --------------------                                      ------------------- -----------------
                                                                                          TX 2-879-582        08/06/1990
                             --------------------                                      ------------------- -----------------
                                                                                          TX 2-938-906        09/26/1990
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Heavy Metal                                       National Lampoon, Inc.                   TX 19-219          03/09/1978
                             --------------------                                      ------------------- -----------------
                                                                                          TX 3-020-452        01/23/1991
                             --------------------                                      ------------------- -----------------
                                                                                          TX 2-988-990        01/23/1991
                             --------------------                                      ------------------- -----------------
                                                                                          TX 3-041-468        01/23/1991
                             --------------------                                      ------------------- -----------------
                                                                                          TX 3-041-467        01/23/1991
                             --------------------                                      ------------------- -----------------
                                                                                          TX 3-003-884        01/23/1991
                             --------------------                                      ------------------- -----------------
                                                                                          TX 2-995-258        01/23/1991
                             --------------------                                      ------------------- -----------------
                                                                                          TX 3-020-454        01/23/1991
                             --------------------                                      ------------------- -----------------
                                                                                          TX 3-020-453        01/23/1991
                             --------------------                                      ------------------- -----------------
                                                                                          TX 3-055-982        02/12/1991
                             --------------------                                      ------------------- -----------------
                                                                                          TX 3-003-108        02/12/1991
                             --------------------                                      ------------------- -----------------
                                                                                          TX 3-064-954        05/20/1991
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Heavy Metal                                       National Lampoon, Inc.                  TX 3-087-955        06/05/1991
                             --------------------                                      ------------------- -----------------
                                                                                          TX 3-137-047        09/05/1991
                             --------------------                                      ------------------- -----------------
                                                                                          TX 3-162-297        09/30/1991
---------------------------- -------------------- ------------------------------------ ------------------- -----------------

---------------------------- -------------------- ------------------------------------ ------------------- -----------------
           TITLE                 DESCRIPTION                   CLAIMANT                     REG. NO.          REG. DATE
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
The Best Of Heavy Metal                           National Lampoon, Inc.                  TX 2-134-970        08/19/1987
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
My bod is for God                                 National Lampoon, Inc.                  PAu-424-054         07/29/1982
---------------------------- -------------------- ------------------------------------ ------------------- -----------------
Apocalypso now                                    National Lampoon, Inc.                  PAu-424-055         07/29/1982

---------------------------- -------------------- ------------------------------------ ------------------- -----------------

3.       Federal Trademark and Service Mark Registrations:

----------------------------- ---------------- ------------------------ ----------------------- ----------------------
     TRADEMARK/SERVICE          REGISTRANT         DESCRIPTION OF          REGISTRATION NO.       REGISTRATION DATE
            MARK                                   GOODS/SERVICES
----------------------------- ---------------- ------------------------ ----------------------- ----------------------
NATIONAL LAMPOON              National         Magazine in                     907,211               02/02/1971
                              Lampoon, Inc.    International Class 16

                              National
                              Lampoon, Inc.

NATIONAL                                       Burly Bear and
LAMPOON                                        National Lampoon
                                               Networks shows
----------------------------- ---------------- ------------------------ ----------------------- ----------------------
HALF BAKED                    National         Entertainment, namely          2,183,937              08/25/1998
                              Lampoon          a continuing comedy
                              Networks, Inc.   show distributed over
                              (by assignment   television, satellite,
                              from Burly       audio an video media
                              Bear Networks,
                              Inc., on
                              9/30/2002)
----------------------------- ---------------- ------------------------ ----------------------- ----------------------

----------------------------- ---------------- ------------------------ ----------------------- ----------------------
     TRADEMARK/SERVICE          REGISTRANT         DESCRIPTION OF          REGISTRATION NO.       REGISTRATION DATE
            MARK                                   GOODS/SERVICES
----------------------------- ---------------- ------------------------ ----------------------- ----------------------
BURLYVISION                   National         Entertainment services         2,417,408              01/02/2001
                              Lampoon          in the nature of a
                              Networks, Inc.   television show
                              (by assignment   featuring the best in
                              from Burly       student and
                              Bear Networks,   independent film work
                              Inc., on         distributed over
                              9/30/2002)       television, satellite,
                                               audio and video media,
                                               and via the global
                                               computer network
----------------------------- ---------------- ------------------------ ----------------------- ----------------------
STRIPPED DOWN                 National         Entertainment, namely,         2,418,998              01/09/2001
                              Lampoon          a continuing talk show
                              Networks, Inc.   in the field of drug
                              (by assignment   abuse, abortion and
                              from Burly       youth issues,
                              Bear Networks,   targeting college
                              Inc., on         students, distributed
                              9/30/2002)       over television,
                                               satellite, audio and
                                               video media, and via a
                                               global computer network
------------------------------ ------------------ ----------------------- --------------------- ----------------------

----------------------------- ---------------- ------------------------ ----------------------- ----------------------
     TRADEMARK/SERVICE          REGISTRANT         DESCRIPTION OF          REGISTRATION NO.       REGISTRATION DATE
            MARK                                   GOODS/SERVICES
----------------------------- ---------------- ------------------------ ----------------------- ----------------------
PRESS JUNKY                    National Lampoon   Entertainment                2,419,086             01/09/2001
                               Networks, Inc.     services in the
                               (by assignment     nature of a show
                               from Burly Bear    featuring interviews
                               Networks, Inc.,    and promotion movies
                               on 9/30/2002)      distributed over
                                                  television,
                              satellite, audio and
                              video media, and via
                               the global computer
                                                  network.
------------------------------ ------------------ ----------------------- --------------------- ----------------------
LAARR'S LOUNGE                 National Lampoon   Entertainment                2,421,040             01/16/2001
                               Networks, Inc.     services in the
                               (by assignment     nature of a
                               from Burly Bear    television show
                               Networks, Inc.,    featuring the best in
                               on 9/30/2002)      student and
                                                  independent film work
                                                  distributed over television,
                                                  satellite, audio and video
                                                  media , and via the global
                                                  computer network.
------------------------------ ------------------ ----------------------- --------------------- ----------------------

----------------------------- ---------------- ------------------------ ----------------------- ----------------------
     TRADEMARK/SERVICE          REGISTRANT         DESCRIPTION OF          REGISTRATION NO.       REGISTRATION DATE
            MARK                                   GOODS/SERVICES
----------------------------- ---------------- ------------------------ ----------------------- ----------------------
BURLYTV                        National Lampoon   Entertainment                2,560,466             04/09/2002
                               Networks, Inc.     services, namely,
                               (by assignment     television
                               from Burly Bear    production,
                               Networks, Inc.,    programming, and
                               on 9/30/2002)      distribution services
------------------------------ ------------------ ----------------------- --------------------- ----------------------
BURLY BEAR NETWORK PRESENTS    National Lampoon   Entertainment in the         2,618,289             09/10/2002
CELEBRITY HIGHWAY (and         Networks, Inc.     nature of an animated
design)                        (by assignment     television comedy
                               from Burly Bear    series
                               Networks, Inc.,
                               on 9/30/2002)
------------------------------ ------------------ ----------------------- --------------------- ----------------------

4.       Internet domain name registrations:
         nationallampoon.com -- registered by J2 Communications nationalampoon.com -- registered by J2 Communications


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